Exhibit 10.R

FIRST AMENDMENT dated as of September 3, 2002 (this “First Amendment”) to the Five-Year Credit Agreement dated as of November 20, 2001 (the “Credit Agreement”) among CARPENTER TECHNOLOGY CORPORATION, a Delaware corporation (“Carpenter”), CARPENTER TECHNOLOGY (UK) LIMITED, a company organized and existing under the laws of England and Wales (“Carpenter UK”), CERTECH INTERNATIONAL LIMITED, a company organized and existing under the laws of England and Wales (“Certech”), CARPENTER POWDER PRODUCTS AB, a company organized and existing under the laws of Sweden (“Carpenter Powder”), and CARPENTER TECHNOLOGY (EUROPE) S.A., a company organized and existing under the laws of Belgium (“Carpenter Belgium”), the banks and other financial institutions from time to time party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION (successor to First Union National Bank), as Administrative Agent, Issuing Lender and Swingline Lender.

The Borrowers and the Guarantor have requested the Lenders, the Swingline Lender and the Issuing Lender to make certain changes to the Credit Agreement. The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as provided herein.

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this First Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the “Amended Agreement”).

Accordingly, the parties hereby agree as follows:

SECTION 1.    Amendments to Credit Agreement Generally.    The Credit Agreement is amended to change each of the references therein to (i) “First Union Securities, Inc.” to “Wachovia Securities, Inc. (successor by merger to First Union Securities, Inc.)”, (ii) “First Union National Bank” to “Wachovia Bank, National Association (successor by merger to First Union National Bank)”, and (iii) “Mayer, Brown & Platt” to “Mayer, Brown, Rowe & Maw.”

SECTION 2.    Amendments to Section 1.01.    Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to the defined term “Carpenter Sweden” and adding the following in appropriate alphabetical order:

““Carpenter Belgium” is defined in the preamble.”

SECTION 3.    Amendment to Section 7.12.    Section 7.12(a) of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“(a) Interest Coverage Ratio.    The Interest Coverage Ratio for any period of four consecutive fiscal quarters of Carpenter, in each case taken as a single accounting period, will not be less than (i) 1.75:1.00 on the last day of the fiscal quarters ended September 30, 2002 and December 31, 2002, (ii) 2.25:1.00 on the last day of the fiscal quarter ended March 31, 2003, (iii) 2.50:1.00 on the last day of the fiscal quarter ended June 30, 2003 and (iv) 3.00:1.00 on the last day of any fiscal quarter thereafter.”

SECTION 4.    Representations and Warranties.    The Borrower hereby represents and warrants to each Lender and the Administrative Agent, as follows:

(a) The representations and warranties set forth in Article V of the Amended Agreement, and in each other Loan Document, are true and correct in all material respects on and as if made on the date hereof and on and as if made on the First Amendment Effective Date (as hereinafter defined), except to the extent they expressly relate to an earlier date.

(b) No Default or Event of Default has occurred and is continuing.

(c) The execution, delivery and performance by the Borrowers and the Guarantor of this First Amendment have been duly authorized by the Borrowers and the Guarantor.

(d) This First Amendment constitutes the legal, valid and binding obligation of the Borrowers and the Guarantor, enforceable against them in accordance with its terms, except to the extent limited by (a) bankruptcy, insolvency, fraudulent conveyance or reorganization laws or by other laws relating to or affecting the enforceability of creditors’ rights generally and by general equitable principles which may limit the right to obtain equitable remedies regardless of whether enforcement is considered in a proceeding of law or equity or (b) any applicable public policy on enforceability of provisions relating to contribution and indemnification.

(e) The execution, delivery and performance by the Borrowers and the Guarantor of this First Amendment does not (i) violate any provision of law or regulation, or any decree, order, writ or judgment applicable to the Borrowers or the Guarantor or any of their respective properties, (ii) violate any provision of the Borrowers’ or the Guarantor’s Organization Documents, or (iii) result in the breach of or constitute a default under any indenture or other agreement or instrument to which any Borrower or the Guarantor is a party.

SECTION 5.    Effectiveness.    This First Amendment shall become effective only upon (i) receipt by the Administrative Agent of duly executed counterparts of this First Amendment which, when taken together, bear the signatures of the Borrowers, the Guarantor, the Required Lenders and the Administrative Agent and (ii) payment of all fees and expenses required pursuant to Section 7 of this First Amendment (the first date upon which each such condition has been satisfied being herein called the “First Amendment Effective Date”).

SECTION 6.    APPLICABLE LAW.    THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA.

SECTION 7.    Fees and Expenses.    Carpenter shall pay (i) a fee equal to .125% on the aggregate Commitments of the Lenders payable pro rata on the Commitment of each Lender delivering a fully executed signature page to this First Amendment on or prior to the First Amendment Effective Date and (ii) all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this First Amendment, including, but not limited to, the reasonable fees and disbursements of Mayer, Brown, Rowe & Maw, counsel to the Administrative Agent.

SECTION 8.    Counterparts.    This First Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall

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constitute but one agreement. Delivery of an executed counterpart of a signature page to this First Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this First Amendment.

SECTION 9.    Loan Documents.    Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendments. Except as expressly amended herein, the Amended Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

SECTION 10.    Reaffirmation of Guaranty.    By its signature below, the Guarantor hereby acknowledges and consents to this First Amendment and the Credit Agreement as amended hereby, and the terms and provisions hereof. The Guarantor hereby reaffirms the covenants and agreements contained in Article X of the Credit Agreement, including as such covenants and agreements may be modified by this First Amendment and the transactions contemplated hereby. The Guarantor hereby confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except that upon the effectiveness of this First Amendment, all references in such Loan Documents to the “Credit Agreement”, “Article X”, “Guaranteed Obligations”, “Loan Documents”, “thereunder”, “thereof”, or words of like import shall mean the Credit Agreement, Article X, the Guaranteed Obligations and the Loan Documents, as the case may be, as in effect and as modified by this First Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by duly authorized officers, all as of the date first above written.

CARPENTER TECHNOLOGY CORPORATION, as a Borrower and as Guarantor

By:
Name: Title:

CARPENTER TECHNOLOGY (UK) LIMITED, as a Borrower

By:
Name: Title:

CERTECH INTERNATIONAL LIMITED, as a Borrower

By:
Name: Title:

CARPENTER TECHNOLOGY (EUROPE) S.A., as a Borrower

By:
Name: Title:

CARPENTER POWDER PRODUCTS AB, as a Borrower

By:
Name: Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name: Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender

By:
Name: Title:

JPMORGAN CHASE BANK, as Lender

By:
Name: Title:

MELLON BANK, N.A., as Lender

By:
Name: Title:

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:
Name: Title:

CREDIT SUISSE FIRST BOSTON, as Lender

By:
Name: Title:

By:
Name: Title:

ALLFIRST BANK, as Lender

By:
Name: Title:

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